SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                November 29, 2005
                                -----------------
                Date of Report (Date of earliest event reported)



                        Factory Card & Party Outlet Corp.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                  333-21859               36-3652087
------------------------------  -----------------  -----------------------------
 (State or other jurisdiction      (Commission            (IRS Employer
      of incorporation)            File Number)         Identification No.)


                  2727 Diehl Road, Naperville, Illinois  60563
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (630) 579-2000
                                 --------------
                         (Registrant's telephone number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     James D. Constantine has elected to resign his position as Executive Vice President, Chief Financial Officer and Chief Administrative Officer and a director of the Company to pursue other interests.

     Mr. Constantine did not resign due to any disagreements with the Company on any matter relating to the Company's operations, policies or practices.

     Mr. Jarett A. Misch, the Company's current Controller, has been appointed as the Vice President, Controller and Chief Accounting Officer.

     Mr. Timothy J. Benson has been appointed as Vice President and Treasurer.


Item 9.01    Financial Statements and Exhibits

     (c) Exhibits. On November 29, 2005, Factory Card issued a press release announcing the resignation of James D. Constantine, Executive Vice President, Chief Financial Officer and Chief Administrative Officer. A copy of the press release is attached as Exhibit 99.1 to this Report.

                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FACTORY CARD & PARTY OUTLET CORP.


                                         /s/ Gary W. Rada
                                         ---------------------------------------
                                         Gary W. Rada
Dated: November 30, 2005                 President and Chief Executive Officer

                                  EXHIBIT INDEX




     Exhibit
       No.                             Description
     -------                           -----------

       99.1        Press Release dated November 29, 2005